COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	68.4%
COMMUNICATIONS—TOWERS	14.6%
American Tower Corp.(a)		247,921	$59,929,943
Crown Castle International Corp.(a),(b)		342,325	56,997,113
SBA Communications Corp.		112,731	35,902,569

			152,829,625

REAL ESTATE	53.8%
DATA CENTERS	6.9%
CyrusOne, Inc.(a),(b),(c)		232,743	16,298,992
Digital Realty Trust, Inc.(a),(b)		34,006	4,990,721
Equinix, Inc.		66,978	50,911,987

			72,201,700

HEALTH CARE	9.5%
Healthpeak Properties, Inc.(a),(c)		612,946	16,641,484
Medical Properties Trust, Inc.(a)		848,937	14,966,759
Ventas, Inc.(a),(b)		755,299	31,692,346
Welltower, Inc.(a),(b)		646,812	35,632,873

			98,933,462

HOTEL	0.6%
Host Hotels & Resorts, Inc.(a),(b)		619,768	6,687,297

INDUSTRIALS	6.8%
BG LLH LLC (Lineage Logistics)‡		60,088	3,460,439
Duke Realty Corp.		495,598	18,287,566
Prologis, Inc.(a)		492,826	49,588,152

			71,336,157

NET LEASE	8.1%
Agree Realty Corp.(a),(b)		110,356	7,023,056
Broadstone Net Lease, Inc., Class A		423,758	7,110,659
Spirit Realty Capital, Inc.(a),(b)		403,313	13,611,814
VEREIT, Inc.(a)		2,923,331	19,001,651
VICI Properties, Inc.(a),(b)		1,191,384	27,842,644
WP Carey, Inc.		146,591	9,551,870

			84,141,694

OFFICE	1.1%
Kilroy Realty Corp.(a),(b)		216,317	11,239,831

		Shares	Value
RESIDENTIAL	8.2%
APARTMENT	5.0%
Apartment Investment & Management Co., Class A(a),(b)		285,532	$9,628,139
Essex Property Trust, Inc.(a),(b)		110,946	22,276,848
UDR, Inc.(a),(b)		633,310	20,652,239

			52,557,226

MANUFACTURED HOME	1.7%
Sun Communities, Inc.(a),(b)		123,087	17,307,263

SINGLE FAMILY	1.5%
Invitation Homes, Inc.(a),(b)		549,307	15,375,103

TOTAL RESIDENTIAL			85,239,592

SELF STORAGE	6.2%
Extra Space Storage, Inc.(a),(b)		236,765	25,331,487
Public Storage(a),(b)		177,716	39,580,908

			64,912,395

SHOPPING CENTERS—REGIONAL MALL	3.3%
Simon Property Group, Inc.(a),(b)		526,978	34,084,937

SPECIALTY	1.0%
Lamar Advertising Co., Class A		163,743	10,834,874

TIMBER	2.1%
Weyerhaeuser Co.		761,450	21,716,554

TOTAL REAL ESTATE			561,328,493

TOTAL COMMON STOCK (Identified cost—$557,631,574)			714,158,118

PREFERRED SECURITIES—$25 PAR VALUE	18.0%
BANKS	4.9%
Bank of America Corp., 6.00%, Series GG(a),(e)		79,775	2,178,655
Bank of America Corp., 5.875%, Series HH(a),(e)		102,500	2,800,300
Bank of America Corp., 5.375%, Series KK(e)		65,250	1,753,268
Capital One Financial Corp., 4.80%, Series J(e)		22,481	548,986
Citigroup, Inc., 6.875% to 11/15/23, Series K(a),(e),(f)		173,345	4,789,522
Citigroup, Inc., 6.30%, Series S(e)		88,403	2,264,885
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series D(e),(f)		32,463	897,602
Dime Community Bancshares, Inc., 5.50%, Series A(e)		89,986	2,027,385
First Citizens BancShares, Inc./NC, 5.375%, Series A(e)		81,147	2,166,625
First Republic Bank, 4.125%, Series K(e)		33,507	851,078
First Republic Bank/CA, 5.50%, Series I(e)		42,910	1,145,697

		Shares	Value
GMAC Capital Trust I, 6.065% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(a),(g)		126,195	$3,151,089
Huntington Bancshares, Inc., 6.25%, Series D(a),(e)		110,273	2,787,701
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(e),(f)		73,081	2,006,073
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(e),(f)		149,000	4,036,410
Synovus Financial Corp., 5.875% to 7/1/24, Series E(e),(f)		47,000	1,209,310
TCF Financial Corp., 5.70%, Series C(e)		73,000	1,868,070
Truist Financial Corp., 5.25%, Series O(e)		63,040	1,733,600
Truist Financial Corp., 4.75%, Series R(e)		158,000	4,100,100
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(a),(e),(f)		122,748	3,198,813
Wells Fargo & Co., 4.75%, Series Z(a),(e)		214,893	5,402,410

			50,917,579

ELECTRIC	2.1%
CMS Energy Corp., 5.875%, due 3/1/79(a)		136,150	3,663,796
Duke Energy Corp., 5.75%, Series A(e)		73,625	2,023,951
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(a),(f)		122,977	3,381,868
Southern Co./The, 4.95%, due 1/30/80, Series 2020(a)		326,800	8,614,448
Southern Co./The, 4.20%, due 10/15/60, Series C		169,600	4,248,480

			21,932,543

ELECTRIC—FOREIGN	0.3%
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(e)		100,049	2,576,262
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)(e)		27,238	716,632

TOTAL ELECTRIC—FOREIGN			3,292,894

FINANCIAL	1.9%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Global Management, Inc., 6.375%, Series B(e)		59,970	1,599,400
Synchrony Financial, 5.625%, Series A(e)		90,000	2,215,800

			3,815,200

INVESTMENT ADVISORY SERVICES	0.2%
Affiliated Managers Group, Inc., 4.75%, due 9/30/60		67,600	1,732,588

INVESTMENT BANKER/BROKER	1.4%
Charles Schwab Corp./The, 5.95%, Series D(e)		97,757	2,514,310
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(e),(f)		176,237	4,784,835
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(e),(f)		164,338	4,486,427

		Shares	Value
Morgan Stanley, 5.85% to 4/15/27, Series K(e),(f)		101,056	$2,764,892

			14,550,464

TOTAL FINANCIAL			20,098,252

INDUSTRIALS—CHEMICALS	0.8%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(e),(f)		150,229	4,003,603
CHS, Inc., 6.75% to 9/30/24, Series 3(e),(f)		90,453	2,374,391
CHS, Inc., 7.50%, Series 4(a),(e)		74,495	2,076,921

TOTAL INDUSTRIALS—CHEMICALS			8,454,915

INSURANCE	3.9%
LIFE/HEALTH INSURANCE	1.6%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(e),(f)		78,974	2,120,452
Athene Holding Ltd., 6.375% to 6/30/25, Series C(e),(f)		75,707	2,051,660
Equitable Holdings, Inc., 5.25%, Series A(e)		75,800	1,935,174
MetLife, Inc., 4.75%, Series F(a),(e)		97,200	2,529,144
Prudential Financial, Inc., 4.125%, due 9/1/60		100,210	2,550,344
Unum Group, 6.25%, due 6/15/58		126,920	3,299,920
Voya Financial, Inc., 5.35% to 9/15/29, Series B(e),(f)		85,037	2,389,540

			16,876,234

MULTI-LINE	0.9%
Allstate Corp./The, 5.10%, Series H(a),(e)		142,225	3,808,785
American International Group, Inc., 5.85%, Series A(a),(e)		90,041	2,450,016
WR Berkley Corp., 5.10%, due 12/30/59		94,400	2,475,168
WR Berkley Corp., 5.75%, due 6/1/56(a)		35,246	897,363

			9,631,332

MULTI-LINE—FOREIGN	0.4%
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)(a)		104,000	2,648,880
PartnerRe Ltd., 6.50%, Series G (Bermuda)(e)		58,756	1,506,504

			4,155,384

PROPERTY CASUALTY—FOREIGN	0.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)(a),(e),(f)		132,981	3,493,411

REINSURANCE	0.5%
Arch Capital Group Ltd., 5.25%, Series E(e)		67,337	1,704,299

		Shares		Value
Arch Capital Group Ltd., 5.45%, Series F(a),(e)		112,593		$2,911,655

				4,615,954

REINSURANCE—FOREIGN	0.2%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(a),(e)		54,600		1,482,936

TOTAL INSURANCE				40,255,251

INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
AT&T, Inc., 5.00%, Series A(e)		60,425		1,613,952
AT&T, Inc., 4.75%, Series C(e)		88,000		2,244,000
United States Cellular Corp., 6.25%, due 9/1/69		133,600		3,497,648

				7,355,600

PIPELINES	0.4%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(e),(f)		135,000		2,320,650
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(e),(f)		111,530		1,941,737

				4,262,387

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(a),(f)		112,871		2,844,349

REAL ESTATE	1.3%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(e)		76,536		4,473,529

INDUSTRIALS	0.3%
Monmouth Real Estate Investment Corp., 6.125%, Series C(e)		140,000		3,469,200

OFFICE	0.4%
Brookfield Property Partners LP, 5.75%, Series A(e)		104,400		1,865,628
Brookfield Property Partners LP, 6.375%, Series A2(e)		92,000		1,824,360

				3,689,988

SELF STORAGE	0.2%
National Storage Affiliates Trust, 6.00%, Series A(e)		86,179	†	2,282,882

TOTAL REAL ESTATE				13,915,599

UTILITIES	1.1%
ELECTRIC UTILITIES	0.2%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N(a)		71,749		1,968,075

GAS UTILITIES	0.8%
Sempra Energy, 5.75%, due 7/1/79		87,200		2,329,112

		Shares		Value
South Jersey Industries, Inc., 5.625%, due 9/16/79(a)		136,000		$3,522,400
Spire, Inc., 5.90%, Series A(e)		80,475		2,195,358

				8,046,870

MULTI-UTILITIES	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series B(e),(f)		64,445		1,778,038

TOTAL UTILITIES				11,792,983

UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(a),(f)		110,080		3,065,728

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$179,638,220)				188,188,080

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	45.0%
BANKS	10.9%
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(e),(f)		$1,600,000		1,742,888
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b),(e),(f)		8,331,000		9,001,418
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(e),(f)		5,200,000		5,581,752
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(e),(f)		4,513,000		5,018,003
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series G(a),(e),(f)		1,918,000		2,039,793
Citigroup Capital III, 7.625%, due 12/1/36(a)		4,700,000		6,661,504
Citigroup, Inc., 5.90% to 2/15/23(a),(e),(f)		1,300,000		1,331,785
Citigroup, Inc., 5.95% to 1/30/23(a),(e),(f)		961,000		989,887
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(e),(f)		2,500,000		2,623,837
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(e),(f)		4,825,000		5,363,156
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(e),(f)		4,594,000		4,580,284
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(e),(f)		1,000,000		1,045,370
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(e),(f)		1,800,000		1,790,001
CoBank ACB, 6.25% to 10/1/22, Series F(a),(e),(f)		33,000	†	3,448,500
CoBank ACB, 6.125%, Series G(a),(b),(e)		46,500	†	4,748,580
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b),(e),(f)		4,334,000		4,594,040
Comerica, Inc., 5.625% to 7/1/25(a),(e),(f)		1,430,000		1,505,075
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(a),(h)		3,585,906		5,230,123
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(e),(f),(h)		63,000	†	6,678,000

		Principal Amount		Value
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(e),(f),(h)		$2,875,000		$3,025,938
Fifth Third Bancorp, 4.50% to 9/30/25, Series L(e),(f)		1,200,000		1,210,500
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%), 144A (FRN)(e),(g),(h)		2,500	†	1,878,125
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(e),(f)		1,990,000		2,101,272
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(e),(f)		4,143,000		4,111,928
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(e),(f)		3,276,000		3,553,369
Regions Financial Corp., 5.75% to 6/15/25, Series D(e),(f)		990,000		1,059,300
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(e),(f)		4,500,000		4,547,761
Truist Financial Corp., 4.95% to 9/1/25, Series P(e),(f)		3,598,000		3,795,890
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(e),(f)		6,200,000		6,717,390
Wells Fargo & Co., 5.95%, due 12/1/36		3,700,000		4,849,188
Wells Fargo & Co., 5.875% to 6/15/25, Series U(e),(f)		2,930,000		3,158,082

				113,982,739

BANKS—FOREIGN	14.3%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(e),(f),(i)		3,600,000		3,600,541
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(e),(f),(i),(j)		1,400,000		1,425,992
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)(e),(f),(i),(j)		400,000		422,063
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(e),(f),(h)		5,800,000		6,220,912
Bank of Ireland Group PLC, 6.00% to 3/1/26 (Ireland)(e),(f),(i),(j)		1,000,000		1,154,028
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(e),(f),(i),(j)		1,800,000		2,246,978
Bank of Montreal, 4.30% to 10/26/25, due 11/26/80 (Canada)(f)		1,400,000		1,053,362
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(e),(f)		2,740,000		2,842,750
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(e),(f),(i)		1,400,000		1,422,592
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(e),(f),(i)		1,800,000		2,427,728
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(e),(f),(i),(j)		3,600,000		3,715,880
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(e),(f),(i)		2,400,000		2,557,231
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(e),(f),(h),(i)		1,796,000		1,908,250
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(e),(f),(h),(i)		1,400,000		1,616,391
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)(a),(e),(f),(h)		3,400,000		3,691,712
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(e),(f),(h),(i)		4,500,000		5,015,003
Commerzbank AG, 6.125% to 10/9/25 (Germany)(e),(f),(i),(j)		2,600,000		2,983,287
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(e),(f),(h),(i)		2,000,000		2,155,150
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(e),(f),(h),(i)		3,200,000		3,546,013
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(e),(f),(h),(i)		5,500,000		6,483,356

	Principal Amount	Value
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(e),(f),(i),(j)	$3,400,000	$3,541,916
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(e),(f),(h),(i)	3,600,000	3,616,200
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(e),(f),(h),(i)	2,700,000	2,887,880
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(e),(f),(h),(i)	2,000,000	2,168,890
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(e),(f),(h),(i)	1,800,000	1,969,875
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(e),(f),(h),(i)	7,000,000	7,404,670
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(e),(f),(i),(j)	1,300,000	1,351,918
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(e),(f),(h)	3,692,000	6,205,569
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(e),(f),(i)	3,000,000	3,141,277
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(e),(f),(i)	2,300,000	2,444,176
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(e),(f),(i)	1,800,000	1,836,239
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(e),(f),(i)	1,400,000	1,455,419
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(e),(f),(i),(j)	1,600,000	1,671,000
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(e),(f),(h),(i)	1,400,000	1,470,603
Intesa Sanpaolo SpA, 5.875% to 9/1/31, Series EMTN (Italy)(e),(f),(i),(j)	750,000	861,553
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(e),(f),(i)	1,666,000	1,750,916
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(e),(f),(i),(j)	1,000,000	1,330,673
Nationwide Building Society, 10.25% (United Kingdom)(e),(j)	1,260,000	2,658,248
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(e),(f),(i)	3,300,000	3,670,326
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b),(e),(f),(i)	1,800,000	1,848,996
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(e),(f),(i)	800,000	816,000
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(e),(f),(h),(i)	1,400,000	1,580,831
Raiffeisen Bank International AG, 6.00% to 6/15/26 (Austria)(e),(f),(i),(j)	1,800,000	2,082,046
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)(e),(f)	900,000	1,398,204

		Principal Amount	Value
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(f)		$2,800,000	$2,146,025
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(e),(f),(h),(i)		5,000,000	5,235,325
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(e),(f),(h),(i)		2,000,000	2,054,440
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(e),(f),(h),(i)		1,400,000	1,482,341
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(e),(f),(h),(i)		1,600,000	1,786,741
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(e),(f),(h),(i)		2,400,000	2,464,692
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(e),(f),(h),(i)		2,300,000	2,447,752
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(e),(j)		3,290,175	4,606,473
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(e),(f),(i),(j)		600,000	610,875
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(e),(f),(i),(j)		1,200,000	1,227,000
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)(e),(f),(i),(j)		2,000,000	2,203,750
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)(e),(f),(i),(j)		1,600,000	1,785,608
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)(e),(f),(h),(i)		2,600,000	2,777,307
UniCredit SpA, 7.50% to 6/3/26 (Italy)(e),(f),(i),(j)		600,000	763,164
UniCredit SpA, 8.00% to 6/3/24 (Italy)(e),(f),(i),(j)		1,600,000	1,708,400

			148,952,537

ELECTRIC	1.8%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(e),(f)		2,800,000	2,847,491
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a),(f)		3,300,000	3,503,389
Duke Energy Corp., 4.875% to 9/16/24(a),(e),(f)		2,300,000	2,436,016
Sempra Energy, 4.875% to 10/15/25(e),(f)		5,430,000	5,592,900
Southern California Edison Co., 6.25% to 2/1/22, Series E(e),(f)		1,400,000	1,378,534
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(f)		3,160,000	3,172,348

			18,930,678

FINANCIAL	0.9%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(a),(f),(h)		1,424,000	1,424,114
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(e),(f)		5,783,000	6,280,627
Discover Financial Services, 6.125% to 6/23/25, Series D(e),(f)		790,000	837,637

		Principal Amount		Value
General Motors Financial Co., Inc., 5.70% to 9/30/30, Series C(e),(f)		$1,220,000		$1,227,625

				9,770,003

FOOD	1.4%
Dairy Farmers of America, Inc., 7.875%, 144A(d),(e),(h)		52,100	†	4,689,000
Dairy Farmers of America, Inc., 7.875%, Series B, 144A(d),(e),(h)		82,000	†	7,380,000
Land O’ Lakes, Inc., 7.00%, 144A(e),(h)		1,650,000		1,435,244
Land O’ Lakes, Inc., 7.25%, 144A(e),(h)		945,000		880,546

				14,384,790

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b),(e),(f)		2,123,000		1,694,959

INSURANCE	8.5%
LIFE/HEALTH INSURANCE	4.0%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(e),(f)		3,480,000		3,558,300
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(h)		4,381,000		6,042,122
MetLife, Inc., 10.75%, due 8/1/39(a)		3,592,000		5,847,938
MetLife, Inc., 9.25%, due 4/8/38, 144A(a),(b),(h)		9,265,000		14,020,677
MetLife, Inc., 5.875% to 3/15/28, Series D(e),(f)		1,671,000		1,824,734
MetLife, Inc., 3.85% to 9/15/25, Series G(e),(f)		3,730,000		3,725,338
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(f)		1,300,000		1,378,871
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(a),(b),(f)		1,264,000		1,344,580
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(e),(f),(h)		1,600,000		1,362,000
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(a),(f)		2,000,000		2,058,490

				41,163,050

LIFE/HEALTH INSURANCE—FOREIGN	0.8%
Achmea BV, 4.625% to 3/24/29 (Netherlands)(e),(f),(i),(j)		3,200,000		3,741,784
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(e),(f),(j)		1,264,000		1,414,100
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)(e),(f),(i),(j)		2,700,000		3,577,835

				8,733,719

MULTI-LINE	0.8%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58(a),(f)		3,930,000		5,626,485
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(a),(f)		1,719,000		1,876,834

		Principal Amount	Value
Hartford Financial Services Group, Inc./The, 2.405% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(g),(h)		$1,000,000	$861,953

			8,365,272

MULTI-LINE—FOREIGN	0.5%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(e),(f),(h)		4,099,000	5,569,988

PROPERTY CASUALTY	0.8%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a),(f)		2,900,000	3,129,324
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(f)		1,660,000	1,692,417
Markel Corp., 6.00% to 6/1/25(e),(f)		1,700,000	1,799,875
PartnerRe Finance B LLC, 4.50% to 4/1/30, due 10/1/50(f)		2,060,000	2,070,280

			8,691,896

PROPERTY CASUALTY—FOREIGN	1.3%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)(a),(e),(f),(h)		2,000,000	2,396,630
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(f),(j)		2,403,000	2,684,139
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(e),(f),(h)		2,000,000	2,127,500
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(f),(j)		2,600,000	2,853,640
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(e),(f),(j)		3,200,000	3,240,960

			13,302,869

REINSURANCE	0.3%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a),(f)		3,350,000	3,350,909

TOTAL INSURANCE			89,177,703

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.7%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(f)		6,150,000	7,307,650

OIL & GAS—FOREIGN	0.8%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(e),(f)		7,350,000	7,882,875

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(e),(f)		1,400,000	1,107,750

		Principal Amount	Value
PIPELINES—FOREIGN	3.2%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a),(f)		$5,330,000	$5,419,251
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(f)		4,012,000	4,043,488
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(f)		4,620,000	4,793,054
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a),(f)		9,014,000	9,436,019
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(f)		2,733,000	2,791,034
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(f)		7,002,000	7,464,541

			33,947,387

REAL ESTATE—RETAIL—FOREIGN	0.8%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(f),(h)		2,700,000	2,682,069
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(f),(h)		5,300,000	5,213,297

			7,895,366

UTILITIES	1.4%
ELECTRIC UTILITIES	0.3%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a),(f)		3,150,000	3,581,227

ELECTRIC UTILITIES—FOREIGN	1.1%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(f)		9,100,000	10,116,880
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(f),(h)		1,110,000	1,299,177

			11,416,057

TOTAL UTILITIES			14,997,284

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$436,340,619)			470,031,721

		Principal Amount	Value
CORPORATE BONDS	0.4%
BANKS—FOREIGN	0.1%
UniCredit SpA, 5.459% to 6/30/30, due 6/30/35, 144A (Italy)(f),(h)		$1,000,000	$1,020,789

INSURANCE	0.3%
Brighthouse Financial, Inc., 4.70%, due 6/22/47(a),(b)		3,500,000	3,354,403

TOTAL CORPORATE BONDS (Identified cost—$3,823,997)			4,375,192

		Shares
SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.02%(k)		6,183,632	6,183,632

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,183,632)			6,183,632

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,183,618,042)	132.4%		1,382,936,743
WRITTEN OPTION CONTRACTS	(0.1)		(911,785)
LIABILITIES IN EXCESS OF OTHER ASSETS	(32.3)		(337,751,549)

NET ASSETS (Equivalent to $21.95 per share based on 47,582,193 shares of common stock outstanding)	100.0%		$1,044,273,409

Exchange-Traded Option Contracts
Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Put — Healthcare Trust of America	$25.00	10/16/20	(1,370)	$(3,562,000)	$(94,479)	$(58,225)
Put — Lamar Advertising Co.	60.00	10/16/20	(182)	(1,204,294)	(37,315)	(7,280)

Put — Medical Properties Trust, Inc.	17.00	11/20/20	(1,454)	(2,563,402)	(116,266)	(101,780)
Put — Welltower, Inc.	50.00	11/20/20	(301)	(1,658,209)	(76,562)	(62,608)
Put — WP Carey, Inc.	65.00	10/16/20	(269)	(1,752,804)	(41,179)	(51,917)
			(3,576)	$(10,740,709)	$(365,801)	$(281,810)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Put — CyrusOne, Inc.	Goldman Sachs International	$65.00	11/20/20	(475)	$(3,326,425)	$(86,925)	$(89,267)
Put — Healthpeak Properties, Inc.	Goldman Sachs International	31.53	10/16/20	(1,233)	(3,347,595)	(659,655)	(540,708)
				(1,708)	$(6,674,020)	$(746,580)	$(629,975)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable(m)	Fixed Payment Frequency	Floating Rate Receivable(m) (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$87,500,000	1.240%	Monthly	1 month LIBOR	Monthly	2/3/26	$(4,295,609)	$(38,325)	$(4,333,934)

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the period ended September 30, 2020.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	1,842,892	USD	1,397,171	10/2/20	$13,146
Brown Brothers Harriman	CAD	2,867,016	USD	2,199,121	10/2/20	45,972
Brown Brothers Harriman	EUR	754,348	USD	892,313	10/2/20	7,878
Brown Brothers Harriman	EUR	990,197	USD	1,179,260	10/2/20	18,304
Brown Brothers Harriman	EUR	16,972,131	USD	20,293,747	10/2/20	394,776
Brown Brothers Harriman	GBP	8,949,901	USD	11,974,744	10/2/20	426,246
Brown Brothers Harriman	USD	2,109,234	EUR	1,775,841	10/2/20	(27,150)
Brown Brothers Harriman	USD	11,561,303	GBP	8,949,901	10/2/20	(12,805)
Brown Brothers Harriman	USD	3,535,250	CAD	4,709,908	10/2/20	1,923
Brown Brothers Harriman	USD	19,858,555	EUR	16,940,835	10/2/20	3,723
Brown Brothers Harriman	CAD	4,288,866	USD	3,219,301	11/3/20	(1,980)
Brown Brothers Harriman	EUR	17,380,650	USD	20,386,112	11/3/20	(5,285)
Brown Brothers Harriman	GBP	8,714,046	USD	11,257,763	11/3/20	11,721

						$876,469

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

‡

Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $745,355,529 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $314,758,084 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $11,759,841 in aggregate has been pledged as collateral.
(d)	Security value is determined based on significant unobservable inputs (Level 3).
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed-rate coupon period.
(g)	Variable rate. Rate shown is in effect at September 30, 2020.
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $151,407,195 which represents 14.5% of the net assets of the Fund, of which 0.4% are illiquid.

(i)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $125,448,902 which represents 12.0% of the net assets of the Fund, (9.0% of the managed assets of the Fund).

(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $55,863,311 which represents 5.3% of the net assets of the Fund, of which 0.3% are illiquid.

(k)	Rate quoted represents the annualized seven-day yield.
(l)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 28, 2020 (effective date).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$71,336,157	$67,875,718	$—	$3,460,439	(a)
Other Industries	642,821,961	642,821,961	—	—
Preferred Securities —$25 Par Value:
Electric	21,932,543	18,550,675	3,381,868	—
Other Industries	166,255,537	166,255,537	—	—
Preferred Securities —Capital Securities:
Food	14,384,790	—	2,315,790	12,069,000	(b)
Other Industries	455,646,931	—	455,646,931	—
Corporate Bonds	4,375,192	—	4,375,192	—
Short-Term Investments	6,183,632	—	6,183,632	—

Total Investments in Securities(c)	$1,382,936,743	$895,503,891	$471,903,413	$15,529,439

Forward Foreign Currency Exchange Contracts	$923,689	$—	$923,689	$—

Total Derivative Assets(c)	$923,689	$—	$923,689	$—

Forward Foreign Currency Exchange Contracts	$(47,220)	$—	$(47,220)	$—
Written Option Contracts	(911,785)	(281,810)	(629,975)	—
Interest Rate Swap Contracts	(4,333,934)	—	(4,333,934)	—

Total Derivative Liabilities(c)	$(5,292,939)	$(281,810)	$(5,011,129)	$—

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Preferred Securities— Capital Securities— Food
Balance as of December 31, 2019	$—	$5,178,636
Purchases	3,755,469	—
Transfers in	—	7,380,000
Change in unrealized appreciation (depreciation)	(295,030)	(489,636)

Balance as of September 30, 2020	$3,460,439	$12,069,000

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $(784,666).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2020	Valuation Technique	Unobservable Inputs	Range/Weighted Average	Valuation from an Increase in Input (a)
Common Stock— Real Estate—Industrials	$3,460,439	Market Comparable Companies	Enterprise Value/ EBITDA Ratio	19.3x – 30.1x / 22.8%	Increase
			Liquidity Discount	41%	Decrease

The significant unobservable inputs utilized in the fair value measurement of the Fund’s Level 3 equity investment in Common Stock—Real Estate—Industrials are the enterprise value to (EBITDA) ratio and Liquidity Discount.

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s forward foreign currency exchange contracts and option contracts activity for the nine months ended September 30, 2020:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$6,670,039	$17,985,168	$35,266,495

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents three months and nine months for purchased and written option contracts, respectively.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.